UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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CAPITAL BANK FINANCIAL CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SUPPLEMENT TO PROXY STATEMENT
2015 ANNUAL MEETING OF STOCKHOLDERS

This Supplement to Proxy Statement supplements the Notice of Annual Meeting of Stockholders and Proxy Statement of Capital Bank Financial Corp. (the “Company”) dated May 5, 2015. On May 12, 2015, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission reporting matters with respect to a change in the Company’s independent registered certified public accounting firm. That Current Report on Form 8-K, including the letter of PricewaterhouseCoopers LLP filed as an exhibit, is attached to this Supplement to Proxy Statement as Appendix A and includes information that may be important to stockholders in determining how to vote on matters to be presented at the Annual Meeting.
The Audit Committee of the Company’s Board of Directors had not selected an independent registered certified public accounting firm to serve for the year ending December 31, 2015 at the time of the posting of the Company’s Notice of Annual Meeting of Stockholders and Proxy Statement for the 2015 annual meeting of stockholders. For this reason, the agenda for that meeting does not include a proposal for approval by the stockholders of a resolution ratifying the selection of an independent registered certified public accounting firm. It is the intention of the Board of Directors to submit such a resolution for stockholder approval at annual meetings of stockholders to be held in future years.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 15, 2015. Our 2015 Notice of Annual Meeting and Proxy Statement, 2014 Annual Report to Shareholders and this Supplement to Proxy Statement are available at www.proxyvote.com and http://investor.capitalbank- us.com.

May 12, 2015

APPENDIX A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
-----------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 8, 2015

(Exact name of registrant as specified in its charter)

Delaware	001-35655	27-1454759
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
121 Alhambra Plaza, Suite 1601
Coral Gables, Florida 33134
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (305) 670-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

The Audit Committee (the “Audit Committee”) of the Board of Directors of Capital Bank Financial Corp. (the “Company ”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The Audit Committee invited several firms, including its then-incumbent independent registered public accounting firm, PricewaterhouseCoopers LLP, to participate in this process.

As a result of this process and following careful deliberation, on May 8, 2015, the Audit Committee dismissed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, effective as of that same date. On and effective as of that same date, the Audit Committee appointed Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

PricewaterhouseCoopers LLP’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s two most recent fiscal years and the subsequent interim period through May 8, 2015, there were:

(i)    no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements, and

(ii)    no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PricewaterhouseCoopers LLP with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested PricewaterhouseCoopers LLP to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of PricewaterhouseCoopers LLP’s letter dated May 12, 2015 is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Crowe Horwath LLP’s appointment, neither the Company nor anyone on its behalf consulted Crowe Horwath LLP regarding either:

(i)the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Crowe Horwath LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01	Financial Statements and Exhibits

(a)	Exhibits

Exhibit No.    Description
16.1        Letter of PricewaterhouseCoopers LLP dated May 12, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANK FINANCIAL CORP. (Registrant)

Date: May 12, 2015	By:	/s/ Christopher G. Marshall
Christopher G. Marshall Chief Financial Officer

EXHIBIT 16.1

May 12, 2015

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We have read the statements made by Capital Bank Financial Corp. (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of Capital Bank Financial Corp. dated May 12, 2015. We agree with the statements concerning our Firm in such Form 8-K.

/s/ PricewaterhouseCoopers LLP